                                                                    EXHIBIT 10.4

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                                 RES-CARE, INC.,

                                   as Issuer,

                          THE GUARANTORS PARTY HERETO,

                                 as Guarantors,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                   as Trustee

                                   ----------

                          FOURTH SUPPLEMENTAL INDENTURE

                         Dated as of September 19, 2005

                                   ----------

                          10 5/8% Senior Notes due 2008

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     FOURTH SUPPLEMENTAL INDENTURE dated as of September 19, 2005 (the "Fourth
Supplemental Indenture") among RES-CARE, INC., a Kentucky corporation, as issuer (the "Issuer"), the GUARANTORS and WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                  WITNESSETH :

     WHEREAS, pursuant to the Indenture, dated as of November 15, 2001, among the Issuer, the Guarantors and National City Bank, the predecessor in interest to the Trustee (as amended and supplemented through the date hereof, the "Indenture") the Company has issued its 10 5/8% Senior Notes due 2008 (the "Notes");

     WHEREAS, Section 8.02 of the Indenture provides that the Issuer, the Guarantors and the Trustee may, with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, enter into a supplemental indenture for the purpose of amending the Indenture;

     WHEREAS, the Issuer proposes to amend and supplement the Indenture (the "Proposed Amendments") and has solicited consents to the Proposed Amendments from Holders of record as of the close of business on August 29, 2005 of the outstanding Notes, upon the terms and subject to the conditions set forth in the Consent Solicitation Statement dated August 29, 2005 as the same may be amended, supplemented or modified;

     WHEREAS, the Issuer has received and delivered to the Trustee the requisite consents to effect the Proposed Amendments under the Indenture;

     WHEREAS, the Issuer has requested that the Trustee execute this Fourth Supplemental Indenture;

     WHEREAS, the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that the execution of this Fourth Supplemental Indenture is authorized or permitted by the Indenture;

     WHEREAS, the Issuer and the Guarantors have been authorized by Board Resolutions of their respective Boards of Directors to enter into this Fourth Supplemental Indenture; and

     WHEREAS, all other acts and proceedings required by law, by the Indenture and by the governing instruments of the Issuer and the Guarantors, to make this Fourth Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

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     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders, the Issuer, the Guarantors and the Trustee hereby agree as follows:

     Section 1. Indenture Amendments.

          (a) The following sections of the Indenture and any definitions and cross references thereto, are hereby deleted:

               (i)  Section 4.02 (Reports to Holders);

               (ii) Section 4.05 (Taxes);

               (iii) Section 4.06 (Limitations on Additional Indebtedness);

               (iv) Section 4.07 (Limitations on Layering Indebtedness);

               (v)  Section 4.08 (Limitations on Restricted Payments);

               (vi) Section 4.10 (Limitations on Transactions with Affiliates);

               (vii) Section 4.11 (Limitations on Liens);

               (viii) Section 4.12 (Conduct of Business);

               (ix) Section 4.14 (Limitations on Dividend and Other Restrictions
                    Affecting Restricted Subsidiaries);

               (x) Section 4.15 (Limitations on Designation of Unrestricted Subsidiaries);

               (xi) Section 4.16 (Limitations on Sale and Leaseback
                    Transactions);

               (xii) Section 4.18 (Payments for Consent);

               (xiii) Section 5.01 (Limitations on Mergers, Consolidations);

               (xiv) Section 6.01(4) (Non-Payment Default);

               (xv) Section 6.01(5) (Cross-Default);

               (xvi) Section 6.01(6) (Judgments);

               (xvii) Section 6.01(7) (Bankruptcy Events); and

               (xviii) Section 6.01(8) (Bankruptcy Events).

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     Section 2. Effective Time. This Fourth Supplemental Indenture shall become effective immediately upon the satisfaction of the following conditions to the adoption of the proposed amendments to the Indenture to be implemented hereby, as provided in the Issuer's Offer to Purchase and Consent Solicitation Statement dated August 29, 2005, which are the consummation by the Issuer of (1) an amended and restated senior secured credit agreement in the aggregate principal amount of $175 million; (2) the repayment in full of the outstanding term loan under the Issuer's existing senior secured credit agreement; and (3) the Issuer's receipt of the proceeds from an offering of $150 million principal amount of new senior notes.

     Section 3. Indenture Ratified. The Indenture, as amended and supplemented by this Fourth Supplemental Indenture, is in all respects ratified and confirmed, and this Fourth Supplemental Indenture and all of its provisions shall be deemed a part thereof in the manner and to the extent herein provided, and the Indenture, as modified in the manner and to the extent herein provided shall be deemed a part hereof as though fully set forth herein.

     Section 4. Governing Law. This Fourth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, as applied to contracts made and performed within the State of New York.

     Section 5. Defined Terms. Unless otherwise indicated, capitalized terms used herein and not defined shall have the respective meanings given such terms in the Indenture.

     Section 6. Multiple Counterparts. The parties may sign multiple counterparts of this Fourth Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

     Section 7. Headings. The headings of the Sections of this Fourth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                            [SIGNATURE PAGE FOLLOWS.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental
Indenture to be duly executed all as of the date and year first written above.

                                        RES-CARE, INC.


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Vice President - Treasurer


                                        By: /s/ David W. Miles
                                            ------------------------------------
                                        Name: David W. Miles
                                        Title: Vice President and Controller;
                                               Interim Chief Financial Officer

                                        ALTERNATIVE CHOICES, INC.
                                        BALD EAGLE ENTERPRISES, INC.
                                        CAPITAL TX INVESTMENTS, INC.
                                        CATX PROPERTIES, INC.
                                        CNC/ACCESS, INC.
                                        COMMUNITY ADVANTAGE, INC.
                                        COMMUNITY ALTERNATIVES ILLINOIS, INC.
                                        COMMUNITY ALTERNATIVES INDIANA, INC.
                                        COMMUNITY ALTERNATIVES KENTUCKY, INC.
                                        COMMUNITY ALTERNATIVES MISSOURI, INC.
                                        COMMUNITY ALTERNATIVES NEBRASKA, INC.
                                        COMMUNITY ALTERNATIVES TEXAS PARTNER,
                                           INC.
                                        COMMUNITY ALTERNATIVES VIRGINIA, INC.
                                        EDUCARE COMMUNITY LIVING - TEXAS LIVING
                                           CENTERS, INC.
                                        HABILITATION OPPORTUNITIES OF OHIO, INC.
                                        HEALTH SERVICES PERSONNEL, INC.
                                        J. & J. CARE CENTERS, INC.
                                        NORMAL LIFE, INC.
                                        PEOPLESERVE, INC.
                                        RAISE GEAUGA, INC.
                                        RES-CARE ALABAMA, INC.
                                        RES-CARE CALIFORNIA, INC. D/B/A RCCA
                                           SERVICES
                                        RES-CARE ILLINOIS, INC.
                                        RES-CARE KANSAS, INC.
                                        RES-CARE NEW JERSEY, INC.
                                        RES-CARE NEW MEXICO, INC.
                                        RES-CARE OHIO, INC.
                                        RES-CARE OKLAHOMA, INC.
                                        RES-CARE OTHER OPTIONS, INC.
                                        RES-CARE PREMIER, INC.

                                        RES-CARE TENNESSEE, INC.
                                        RES-CARE TRAINING TECHNOLOGIES, INC.
                                        RES-CARE WASHINGTON, INC.
                                        ROCKCREEK, INC.
                                        RSCR CALIFORNIA, INC.
                                        RSCR INLAND, INC.
                                        RSCR WEST VIRGINIA, INC.
                                        SOUTHERN HOME CARE SERVICES, INC.
                                        TANGRAM REHABILITATION NETWORK, INC.
                                        TEXAS HOME MANAGEMENT, INC.
                                        THM HOMES, INC.
                                        BRINKLEY GROUP HOMES, INC.
                                        BAKER MANAGEMENT, INC.
                                        BOLIVAR DEVELOPMENTAL TRAINING CENTER,
                                           INC.
                                        BOLIVAR ESTATES, INC.
                                        EBENEZER ESTATES, INC.
                                        FORT MASON ESTATES, INC.
                                        HILLSIDE ESTATES, INC.
                                        HYDESBURG ESTATES, INC.
                                        INDIVIDUALIZED SUPPORTED LIVING, INC.
                                        MEADOW LANE ESTATES, INC.
                                        MISSOURI PROGRESSIVE SERVICES, INC.
                                        OAK WOOD SUITES OF BOLIVAR, INC.
                                        OAKVIEW ESTATES OF BOLIVAR, INC.
                                        PEBBLE CREEK ESTATES, INC.
                                        RIVER BLUFF ESTATES, INC.
                                        SHA-REE ESTATES, INC.
                                        SKYVIEW ESTATES, INC.
                                        UPWARD BOUND, IN.
                                        WILLARD ESTATES, INC.
                                        CAREERS IN PROCESS, INC.
                                        EDUCARE COMMUNITY LIVING - NORMAL LIFE,
                                           INC.
                                        NORMAL LIFE OF CALIFORNIA, INC.
                                        NORMAL LIFE OF CENTRAL INDIANA, INC.
                                        NORMAL LIFE FAMILY SERIVCES, INC.
                                        NORMAL LIFE OF GEORGIA, INC.
                                        NORMAL LIFE OF LAFAYETTE, INC.
                                        NORMAL LIFE OF LAKE CHARLES, INC.
                                        NORMAL LIFE OF LOUISIANA, INC.
                                        NORMAL LIFE OF SOUTHERN INDIANA, INC.
                                        RES-CARE FLORIDA, INC.
                                        EDUCARE COMMUNITY LIVING CORPORATION -
                                           AMERICA
                                        PSI HOLDINGS, INC.
                                        VOCA CORPORATION OF AMERICA

                                        VOCA RESIDENTIAL SERVICES, INC.
                                        B.W.J. OPPORTUNITY CENTERS, INC.
                                        THE CITADEL GROUP, INC.
                                        EDUCARE COMMUNITY LIVING CORPORATION -
                                           GULF COAST
                                        EDUCARE COMMUNITY LIVING CORPORATION -
                                           MISSOURI
                                        EDUCARE COMMUNITY LIVING CORPORATION -
                                           NEVADA EDUCARE
                                        COMMUNITY LIVING CORPORATION - NEW
                                           MEXICO EDUCARE
                                        COMMUNITY LIVING CORPORATION - NORTH
                                           CAROLINA EDUCARE
                                        COMMUNITY LIVING CORPORATION - TEXAS
                                           VOCA CORP.
                                        VOCA CORPORATION OF FLORIDA
                                        VOCA CORPORATION OF INDIANA
                                        VOCA CORPORATION OF MARYLAND
                                        VOCA CORPORATION OF NEW JERSEY
                                        VOCA CORPORATION OF NORTH CAROLINA
                                        VOCA CORPORATION OF OHIO
                                        VOCA CORPORATION OF WASHINGTON, D.C.
                                        VOCA CORPORATION OF WEST VIRGINIA, INC.


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer


                                        THE ACADEMY FOR INDIVIDUAL EXCELLENCE,
                                           INC.
                                        ALTERNATIVE YOUTH SERVICES, INC.
                                        GENERAL HEALTH CORPORATION
                                           YOUTHTRACK, INC.
                                        EMPLOY-ABILITY UNLIMITED, INC.
                                        RESCARE INTERNATIONAL, INC.
                                        RESCARE DTS INTERNATIONAL, LLC


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer

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                                        EDUCARE COMMUNITY LIVING LIMITED
                                           PARTNERSHIP

                                        By: Community Alternatives Texas
                                            Partner, Inc., its General Partner


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer


                                        NORMAL LIFE OF INDIANA

                                        By: Normal Life of Central Indiana,
                                            Inc., one of its General Partners


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer

                                        and

                                        By: Normal Life of Southern Indiana,
                                            Inc., the other General Partner


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer


                                        VOCA OF INDIANA, LLC, a limited
                                        liability company


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer


                                        CREATIVE NETWORKS, LLC


                                        By:  /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer


                                        ARBOR E&T LLC


                                        By: /s/ D. Ross Davison
                                            ------------------------------------
                                        Name: D. Ross Davison
                                        Title: Assistant Treasurer

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                           as Trustee


                                        By: /s/ Joseph P. O'Donnell
                                            ------------------------------------
                                        Name: Joseph P. O'Donnell
                                        Title: Vice President